UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): March 12, 2009
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                                   PFIZER INC.
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             (Exact name of registrant as specified in its charter)

        Delaware                      1-3619                     13-5315170
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    (State or other          (Commission File Number)          (IRS Employer
    jurisdiction of                                            Identification
 incorporation) Number)

              235 East 42nd Street, New York, New York         10017
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              (Address of principal executive offices)       (zip code)

       Registrant's telephone number, including area code: (212) 573-2323
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                                 Not Applicable
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|X| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01 Entry into a Material Definitive Agreement.

      Pfizer Inc., a Delaware corporation (the "Company"), Wagner Acquisition Corp., a Delaware corporation and direct wholly-owned subsidiary of the Company, and Wyeth, a Delaware corporation, entered into a definitive Agreement and Plan of Merger dated as of January 25, 2009 (the "Merger"). Also on January 25, 2009, the Company entered into a bridge term facility commitment letter pursuant to which a syndicate of lenders comprised of JPMorgan Chase Bank, N.A. ("JP Morgan Chase"), Bank of America, N.A., Barclays Bank PLC, Citigroup Global Markets Inc. and Goldman Sachs Credit Partners L.P. committed to provide $22.5 billion to finance a portion of the consideration to be paid in the Merger.

      On March 12, 2009, the bridge term facility was syndicated to twenty-nine additional lenders in addition to the five initial bridge lenders. The maximum exposure for any single lender under the bridge term facility will not exceed $1.5 billion. Also on March 12, 2009, the Company entered into a 364-day bridge loan credit agreement, under which JPMorgan Chase is the administrative agent, J.P. Morgan Securities Inc., Banc of America Securities LLC, Barclays Capital, Citigroup Global Markets Inc., and Goldman Sachs Credit Partners L.P. are joint lead arrangers, and Banc of America Securities LLC, Barclays Capital, Citibank, N.A., and Goldman Sachs Capital Partners L.P. are joint syndication agents.

      The bridge term facility provides the Company with unsecured financing in an aggregate principal amount of up to $22.5 billion. The term of a portion of the bridge term facility may be extended, at the option of the Company, for up to 180 days following expiration of its initial term, subject to certain conditions, including payment by the Company of certain applicable fees to the lenders. Amounts outstanding under the bridge term facility will bear interest, at the Company's option, either (a) at the base rate (defined as the highest of (1) JPMorgan Chase's prime rate, (2) the federal funds rate plus 0.50% and (3) the adjusted LIBO rate for a one month interest period beginning on such day plus 1.00%) or (b) at the reserve adjusted eurodollar rate plus, in each case, an applicable margin.

      The Company may voluntarily prepay the loans at anytime without premium or penalty. The bridge term facility requires mandatory prepayments with the net cash proceeds of certain liquidating events. The bridge loan agreement also contains certain events of default, upon the occurrence of which, and so long as such event of default is continuing, the amounts outstanding will accrue interest at an increased rate and payments of such outstanding amounts could be accelerated by the lenders. In addition, the Company will be subject to certain affirmative and negative covenants under the bridge loan agreement.

      The lenders or their affiliates have in the past engaged, and may in the future engage, in transactions with and perform services, including commercial banking, financial advisory and investment banking services, for the Company and its affiliates in the ordinary course of business for which they have received or will receive customary fees and expenses. In addition, affiliates of certain of the lenders are providing advisory services to the Company in connection with the Merger.

      The description of the bridge loan agreement above is a summary and is qualified in its entirety by reference to the bridge loan agreement, a copy of which is attached as Exhibit 10.1 to this report and incorporated herein by reference.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

      The information set forth in Item 1.01 above is hereby incorporated by reference under this Item 2.03.

Additional Information

In connection with the proposed Merger, the Company will file with the SEC a Registration Statement on Form S-4 that will include a proxy statement of Wyeth that also constitutes a prospectus of the Company. Wyeth will mail the proxy statement/prospectus to its stockholders. The Company and Wyeth urge investors and security holders to read the proxy statement/prospectus regarding the proposed Merger when it becomes available because it will contain important information. You may obtain copies of all documents filed with the SEC regarding this transaction, free of charge, at the SEC's website (www.sec.gov). You may also obtain these documents, free of charge, from the Company's website, www.pfizer.com, under the tab "Investors" and then under the tab "SEC Filings". You may also obtain these documents, free of charge, from Wyeth's website, www.wyeth.com, under the heading "Investor Relations" and then under the tab "Financial Reports/SEC Filings".

The Company, Wyeth and their respective directors, executive officers and certain other members of management and employees may be soliciting proxies from Wyeth stockholders in favor of the Merger. Information regarding the persons who may, under the rules of the SEC, be deemed participants in the solicitation of the Wyeth stockholders in connection with the proposed Merger will be set forth in the proxy statement/prospectus when it is filed with the SEC. You can find information about the Company's executive officers and directors in its definitive proxy statement filed with the SEC on March 14, 2008. You can find information about Wyeth's executive officers and directors in its definitive proxy statement filed with the SEC on March 14, 2008. You can obtain free copies of these documents from the Company and Wyeth using the contact information above.

Item 9.01. Financial Statements and Exhibits.

(d)   Exhibits

Exhibit No.       Description
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   10.1           364-Day Bridge Term Loan Credit Agreement, with the lenders party thereto, JPMorgan Chase Bank, N.A., as administrative agent, J.P. Morgan Securities Inc., Banc of America Securities
                  LLC, Barclays Capital, Citigroup Global Markets Inc., and
                  Goldman Sachs Credit Partners L.P., as joint lead arrangers, and Banc of America Securities LLC, Barclays Capital,
                  Citibank, N.A., and Goldman Sachs Capital Partners L.P., as joint syndication agents

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                                   SIGNATURES

Under the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the authorized undersigned.

                            PFIZER INC.


                            By:    /s/ Matthew Lepore
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                                Name:  Matthew Lepore
                                Title: Vice President, Chief Counsel-Corporate
                                       Governance, and Assistant General Counsel

Dated: March 12, 2009

                                   PFIZER INC.

                                    FORM 8-K

                                 CURRENT REPORT

                                  EXHIBIT INDEX

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Exhibit No.       Description
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10.1              364-Day Bridge Term Loan Credit Agreement, with the lenders party thereto, JPMorgan Chase Bank, N.A., as administrative agent, J.P. Morgan Securities Inc., Banc of America Securities LLC, Barclays Capital, Citigroup Global Markets Inc., and Goldman Sachs Credit Partners L.P., as joint lead arrangers, and Banc of America Securities LLC, Barclays Capital, Citibank, N.A., and Goldman Sachs Capital Partners L.P., as joint syndication agents